UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Preliminary Proxy Statement
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Definitive Additional Materials Soliciting Material Pursuant to Section 240.14a-12

Fairchild International Corporation
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FAIRCHILD INTERNATIONAL CORPORATION

NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 29, 2005

To Our Shareholders:

Notice is hereby given that the 2005 Annual Meeting of the shareholders of Fairchild International Corporation, a Nevada corporation, will be held on Thursday, December, 29, 2005, at Suite 603, 595 Hornby Street, Vancouver, British Columbia, Canada, V6C 1A4 commencing at 2:00 p.m. Pacific Time, for the following purposes:

1	To consider and approve the nomination and appointment of directors;

2	To consider and approve the change of name of the Company to Syngas International Corp.; and

3	To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only shareholders of record at the close of business on November 17, 2005 are entitled to notice of, and to vote at, the Annual Meeting.

Shareholders unable to attend the Annual Meeting in person are requested to read the enclosed proxy statement and proxy and then complete and deposit the proxy in accordance with its instructions. Unregistered shareholders must deliver their completed proxies in accordance with the instructions given by their financial institution or other intermediary that forwarded the proxy to them.

By Order of the Board of Directors of

FAIRCHILD INTERNATIONAL CORPORATION

/s/ Robert Klein

Robert Klein,
President

November 25, 2005

FAIRCHILD INTERNATIONAL CORPORATION
Suite 603, 595 Hornby Street
Vancouver, BC Canada V6C 1A4

PROXY STATEMENT

FOR THE 2005 ANNUAL MEETING OF THE SHAREHOLDERS
TO BE HELD ON DECEMBER 29, 2005

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

The enclosed proxy is solicited on behalf of the Board for Directors of Fairchild International Corporation, a Nevada corporation (the “Company”), for use at the Company’s 2005 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Thursday, December 29, 2005, at 2:00 p.m., Pacific Time, or at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at Suite 603, 595 Hornby Street, Vancouver, British Columbia, Canada, V6C 1A4. The Company’s telephone number is (604) 646-5611.

INFORMATION CONCERNING SOLICITATION AND VOTING

Purposes of the Annual Meeting

The purposes of the Annual Meeting are:

1	to elect three directors to serve for the ensuing year and until their successors are elected;

2	to consider and act upon a proposal to amend the Company’s Articles of Incorporation to change the name of the Company to Syngas International Corp.; and

3	to transact such other business as may properly come before the Annual Meeting or any postponement of or adjournment thereof.

Record Date and Shares Outstanding

Shareholders of record at the close of business on November 17, 2005 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 37,805,050 shares of the Company’s common stock are outstanding. For information regarding security ownership by management and by beneficial owners of more than 5% of the Company’s common stock, see “Security Ownership of Certain Beneficial Owners and Management.”

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use at the Annual Meeting by (1) delivering a written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company or (2) by attending the Annual Meeting and voting in person. Attending the Annual Meeting in and of itself will not constitute a revocation of proxy. Any written notice of revocation or subsequent proxy should be delivered to Fairchild International Corporation at its principal executive offices located at Suite 603, 595 Hornby Street, Vancouver, British Columbia, Canada, V6C 1A4, Attention: Secretary, or hand-delivered to the Secretary of the Company at or before the taking of the vote at the Annual Meeting.

Voting and Solicitation

Each shareholder entitled to vote at the Annual Meeting is entitled to one vote for each share of Common Stock held as of the Record Date on all matters presented at the Annual Meeting.

Shares of common stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed proxies will be voted in favour of each of the proposals. Should any other matter requiring a vote of shareholders properly arise, the persons named in the enclosed form of proxy will vote such proxy as the Board of Directors may recommend.

Expenses of solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees without additional compensation, personally or by telephone, telegram or letter.

Quorum & Broker Non-Votes

A quorum is necessary to hold a valid meeting of our shareholders. The required quorum for the transaction of business at the Annual Meeting is 33 1/3% of our issued and outstanding shares as of the Record Date.

In order to be counted for purposes of determining whether a quorum exists at the Annual Meeting, shares must be present at the Annual Meeting either in person or represented by proxy. Shares that will be counted for purposes of determining whether a quorum exists will include:

1	shares represented by properly executed proxies for which voting instructions have been given, including proxies which are marked "Abstain" or "Withhold" for any matter;

2	shares represented by properly executed proxies for which no instruction has been given; and

3	broker non-votes.

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote such shares.

This Proxy Statement and the enclosed Proxy are being furnished to shareholders on or about November 30, 2005.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Nominees

Three nominees have been selected for election to the Company’s Board of Directors at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the three nominees named below, all of whom are presently directors of the Company (Robert Klein, Wilf Ouellette and Margaret Hunt). In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. The term of office of each person elected as a director will continue until the next annual meeting of shareholders or until his or her successor has been elected and qualified. It is not expected that any nominee will be unable or will decline to serve as a director.

The following persons have been nominated by the Company’s Board of Directors to be elected as directors at the Annual Meeting:

Name	Age	Title

Robert Klein	57	Director, President, Chief Executive Officer, Chief Financial Officer

Wilf Ouellette	62	Director

Margaret Hunt	58	Director

Certain information regarding each nominee is set forth below.

Robert Klein

Robert Klein has been a director and President, Chief Executive Officer and Chief Financial Officer of the Company since August 1, 2005. Mr. Klein’s experience includes over 30 years in the securities industry handling a wide range of duties including management roles and institutional trading. For the past 15 years he has placed a major emphasis on packaging complex transactions on behalf of corporate clients resulting in the creation and sale of marketable securities. He has spent the past five years working on public company development, mainly in the energy and mining industries. He has served as a director for three brokerage firms, including Yorkton Securities. He currently holds directorships in two other public companies, Avalon Energy Corporation and Golden Spirit Gaming Ltd., and acts as President for both companies. Mr. Klein has a degree in Applied Mathematics from the University of Waterloo and an FCSI (Fellows of Canadian Securities Institute) designation.

Wilf Ouellette

Mr. Ouellette has been a director of the Company since July 1, 2005. Mr. Ouellette has been a director and the Chief Executive Officer of Syngas Energy Corp., the Company’s wholly owned subsidiary, since February 2005. Mr. Ouellette has over 25 years experience in process combustion. From 2001 to the present he was worked as a consultant through his own company, Aclade Energy Corp., offering consulting services in the waste to energy industry, developing new projects in the energy sector and marketing the fluidized bed gasifier.

Mr. Ouellette has been principally active in the fields of heating, ventilating, air conditioning and process combustion systems since 1965. He also has extensive experience in the development and integration of alternate energy systems. Mr. Ouellette’s technical experience encompasses the following areas: instrumentation and control systems design and applications, heating and ventilation equipment systems applications, burner management and flame safe guard systems, combustion processes, burner design and applications, waste gasification processes and air pollution engineering. Previously Mr. Ouellette was a Fighter Control Operator and Pilot in the Royal Canadian Air Force.

Margaret Hunt

Margaret Hunt has been a director and Secretary and Treasurer of the Company since November 2004. Ms. Hunt has over 30 years experience in administration and accounting. From July 2001 to the present, she has worked at Coast West Manufacturing as a general accountant. From 2000 to 2001 she worked at S. Michals as its chief accountant. Ms. Hunt has worked for a defense contractor in the research and development of various technologies that required classified security clearance for the Department of National Defense. Her work as a defence contractor was done, in part, with Simon Fraser University. Margaret also has extensive management and administrative experience that includes 10 years in real estate management and 11 years in the industrial manufacturing sector.

Vote Required for Approval

The vote of a plurality of the holders of the shares of common stock present in person or represented by duly executed proxies at the Annual Meeting for the election of a given nominee is necessary to elect such nominee as a director of the Company. Accordingly, the three director nominees receiving the greatest number of votes cast will be elected, regardless of the number of votes withheld for the election of such director nominees. Shares represented by an executed proxy in the form enclosed will, unless otherwise directed, be voted for the election of the three persons nominated to serve as directors.

The Board of Directors recommends a vote “for” each of the nominees listed above and proxies solicited by the Board will be voted in favor thereof unless a shareholder has indicated otherwise on the proxy.

Board of Directors and Its Committees

During the Company’s fiscal year ended December 31, 2004, our Board of Directors met in person or via telephone regularly. Each member of the Board of Directors attended at least 75% of the meetings. We currently do not have a policy with respect to Board members’ attendance at annual meetings. The Board of Directors currently does not have a nominating committee or a compensation committee.

The functions of the Audit Committee are currently carried out by the Company’s Board of Directors. The Company’s Board of Directors has determined that the Company does not have an audit committee financial expert on its Board of Directors carrying out the duties of the Audit Committee. The Board of Directors has determined that the cost of hiring a financial expert to act as a director of the Company and to be a member of the Audit Committee or otherwise perform Audit Committee functions outweighs the benefits of having a financial expert on the Audit Committee.

Director Nominees

The Company does not have a nominating committee. The Board of Directors, sitting as a Board, selects those individuals to stand for election as members of our Board. The Board will consider candidates for directors proposed by security holders, although no formal procedures for submitting candidates have been adopted. Until otherwise determined, not less than 90 days prior to the next annual Board of Directors' meeting at which the slate of Board nominees is adopted, the Board accepts written submissions that include the name, address and telephone number of the proposed nominee, along with a brief statement of the candidate's qualifications to serve as a director and a statement of why the shareholder submitting the name of the proposed nominee believes that the nomination would be in the best interests of shareholders. If the proposed nominee is not the security holder submitting the name of the candidate, a letter from the candidate agreeing to the submission of his or her name for consideration should be provided at the time of submission. The letter should be accompanied by a résumé supporting the nominee's qualifications to serve on the Board of Directors, as well as a list of references.

The Board identifies director nominees through a combination of referrals, including by management, existing Board members and security holders, where warranted. Once a candidate has been identified the Board reviews the individual's experience and background, and may discuss the proposed nominee with the source of the recommendation. If the Board believes it to be appropriate, Board members may meet with the proposed nominee before making a final determination whether to include the proposed nominee as a member of management's slate of director nominees submitted to shareholders for election to the Board.

Among the factors that the Board considers when evaluating proposed nominees are their knowledge of and experience in business matters, finance, capital markets and mergers and acquisitions. The Board may request additional information from the candidate prior to reaching a determination. The Board is under no obligation to formally respond to all recommendations, although as a matter of practice, it will endeavor to do so.

The Board received no security holder recommendations for nomination to the Board of Directors in connection with the 2005 Annual Meeting. There are three director nominees for the 2005 Annual Meeting, all of whom are incumbent directors standing for reelection.

Executive Compensation

The following table summarizes the compensation paid to all persons acting as President or Chief Executive Officer during the past fiscal year ended December 31, 2004. No other executive officers received annual compensation in excess of $100,000 during Fiscal 2004.

		Annual Compensation			Long Term Compensation (pre-consolidated)		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Under Options/ SARs Granted (#)	Restricted Shares or Restricted Share Units (#)	LTIP Payouts ($)
Anish Somani, President, CEO and Director (1)	2004	Nil	Nil	Nil	Nil	Nil	Nil
George Tsafalas President, CEO and Director (2)	2003 2004	64,500 (3) 47,250 (5)	Nil Nil	Nil Nil	1,275,000 (4) 400,000 (6)	Nil 7,230,861(3)	Nil Nil

1	Mr. Somani was appointed as President and a director of the Company on November 15, 2004 and resigned on August 1, 2005.

2	Mr. Tsafalas was appointed as President and a director on June 6, 2002 and resigned November 15, 2004.

3

Mr. Tsafalas was paid $47,250 as consulting fees from January 1, 2004 to and including November 15, 2004. Pursuant to the Management Agreement dated November 15, 2004 with George Tsafalas, the Company agreed to pay to Mr. Tsafalas 346,000 shares of post-consolidated stock, of which 289,234 shares were issued during the year, in connection with the change of control of the Company and termination of George Tsafalas as President. Pursuant to the terms of this Management agreement in effect prior to November 15, 2004, Mr. Tsafalas in any month during the term of the agreement may have been compensated by the issuance of such number of shares of our common stock at a deemed price equal to the average bid price of our common stock on the OTC Bulletin Board for the last five trading days of such month as having a value equal to the salary then otherwise payable. For the year ended December 31, 2004, we had issued 400,000 shares of our common stock to Mr. Tsafalas in lieu of salary otherwise payable to him. In January 2004, we issued 102,272 shares of pre-consolidated common stock to Mr. Tsafalas in lieu of salary otherwise payable to him for the month of December 2003. The Management Agreement dated April 1, 2003 was terminated November 15, 2004.

4

The Company granted incentive stock options to Mr. Tsafalas entitling him to purchase up to an aggregate of: (i) 325,000 common shares at a price of $0.09 originally exercisable until January 9, 2006 (but which expired on November 15, 2004 when Mr. Tsafalas resigned as a director and officer of the Company); and (ii) 950,000 common shares at a price of $0.045 originally exercisable until March 24, 2006 (but which expired on November 15, 2004).

5	Pursuant to a management agreement entered into with the Company, Mr. Tsafalas was paid $4,500 per month from January 1, 2004 to November 14, 2004.

6	Mr. Tsafalas exercised incentive stock options of 400,000 common shares at a price of $0.03 per share during the year ended December 31, 2004.

As of the date of this Annual Report, we have no compensatory plan or arrangement with respect to any officer that results or will result in the payment of compensation in any form from the resignation, retirement or any other termination of employment of such officer's employment with the Company, from a change in control of the Company or a change in such officer's responsibilities following a change in control.

Stock Options/SAR Grants

The following grants of stock options or stock appreciation rights were made during the fiscal year ended December 31, 2004 to our named executive officers.

Options Granted to Our Named Executive Officers
in the Year Ended December 31, 2004

Name	Number of Shares of Common Stock Underlying Options Granted	% of Total Options Granted (1)	Exercise or Base Price ($/Share)	Expiration Date
George Tsafalas	400,000 (2)	18.2	0.03	November 15, 2004 (3)

1	The total number of options to purchase common shares granted to employees / consultants / officers / directors during the fiscal year ended December 31, 2004 was 2,200,000 pre-consolidated shares.

2	None of these options were exercised during the fiscal year ended December 31, 2004 and they expired November 15, 2004.

3	These options originally had an expiry date of February 24, 2009 but they expired on November 15, 2004, when Mr. Tsafalas resigned as a director and officer of Fairchild.

Aggregated Option/SAR Exercises
in the Year Ended December 31, 2004

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Shares of Common Stock Underlying Unexercised Options at December 31, 2004 Exercisable / Unexercisable (#)	Value of Unexercised In-the-Money Options at December 31, 2004 Exercisable/ Unexercisable ($) (1)
George Tsafalas	2,512,677	49,500	Nil	Nil
Byron Cox	158,282	5,000	Nil	Nil

Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers, except that our directors and executive officers may receive stock options at the discretion of our Board of Directors. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our Board of Directors.

We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, or change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $60,000 per executive officer.

Directors’ Compensation

We reimburse our directors for expenses incurred in connection with attending Board meetings. We did not pay director's fees or other cash compensation for services rendered as a director in the year ended December 31, 2004.

No cash compensation was paid to any of our directors for the director's services as a director during the fiscal year ended December 31, 2004. We have no standard arrangement pursuant to which our directors are compensated for their services in their capacity as directors except for the granting from time to time of incentive stock options. The Board of Directors may award special remuneration to any director undertaking any special services on behalf of our Company other than services ordinarily required of a director. Other than indicated below, no director received and/or accrued any compensation for his services as a director, including committee participation and/or special assignments.

During the year ended December 31, 2004 we granted the following options to purchase shares of our common stock to the following director:

Optionee	Amount	Exercise Price	Expiry Date
John Thornton	200,000	$0.03	February 24, 2004

Employment Agreements

The Company has no written employment agreements with any of our executive officers at this time.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially by: (i) each of our directors; (ii) each of our named executive officers; (iii) officers and directors as a group; and (iv) each person or group is known by us to beneficially own more than 5% of our outstanding shares of common stock. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown to our knowledge.

	Number of Shares		Percent of
Name, Position and	of Common		Common
Address of Beneficial Owner (1)	Stock (2)		Stock (3)
	(#)		(%)

Directors and Officers

Robert Klein, President, CEO and CFO	Nil		Nil
455 Granville Street, Suite 201
Vancouver, British Columbia
Canada V6C 1T1

Wilf Ouellette, Director	10,000,000	(4)	26
Suite 78 Belleville Avenue
Spruce Grove, Alberta
Canada T7A 1H8

Margaret Hunt, Director	Nil		Nil
18090 – 58A Avenue, Unit B
Surrey, British Columbia
Canada V3S 1N6

All Officers and Directors as a Group	10,000,000		26
(4 persons)

5% Shareholders

Draycott Investments Ltd. (5)
Loyalist Plaza Don Mackay Blvd	10,000,000		26
Marsh Harbour, Abaco, Bahamas 20377

Nilufar Jamani
2982 Corona Drive	10,000,000		26
Burnaby, British Columbia
Canada V3J 1B8

1	Unless otherwise noted, the address for all persons shall be the principal executive office of the Company.

2

The number and percentage of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

3	Based on 37,805,050 issued and outstanding shares of common stock as of November 17, 2005.

4	10,000,000 shares are held by 975110 Alberta Ltd., a company of which Mr. Ouellette is a director and has voting power and investment control.

5	Lawrence Collie is the sole director of Draycott Investments Ltd. and may, therefore, be deemed to have voting and investment power with respect to all shares of record held by Draycott.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, officers and persons who beneficially own more than 10% of a registered class of equity securities of the Company to file initial reports of ownership (Form 3) and reports of changes in beneficial ownership (Forms 4 and 5) with the SEC. Such persons are also required under the rules and regulations promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the review of the copies of such forms furnished to the Company, the Company believes that all reporting requirements under Section 16(a) for Fiscal 2004 were met by its directors, officers and greater than 10% beneficial owners.

Certain Relationships and Related Transactions

Except as otherwise indicated below, we have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds $60,000, and in which, to its knowledge, any of its directors, officers, 5% beneficial security holder, or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest.

  On November 15, 2004, the Company entered into consulting agreements with the former President and a consultant to provide consulting services for a two month period, effective on the date of the 25:1 share consolidation (completed January 27, 2005).

  On December 24, 2004, as amended on July 4, 2005, the Company’s wholly owned subsidiary, Syngas Energy Corp. purchased from 975110 Alberta Ltd., a company controlled by Wilf Ouellette, the CEO of Syngas and a director of the Company, an integrated gasification production system. This technology combines modern gasification with gas turbine technologies to produce synthetic gas, hydrogen or electricity. The Company intends to further develop the technology to make it commercially viable and intends to then sell or license the technology. Syngas purchased the asset by issuing 10,000,000 common shares of Syngas to 975110 Alberta Ltd.

  On January 28, 2005, the Company entered into an agreement to acquire all of the outstanding stock of Syngas Energy Corp. At the time the agreement was entered into, Anish Somani was the President of the Company and of Syngas. On June 30, 2005, the Company completed the acquisition of Syngas by issuing 30,000,000 shares of stock of the Company, which included an issuance of 10,000,000 shares of Company stock to 975110 Alberta Ltd., a company controlled by Wilf Ouellette, a director of the Company.

  On June 30, 2005, the Company acquired 100% of the outstanding capital stock of Syngas Energy Corp. in exchange for the issuance of 30,047,500 common shares of the Company issued to the five prior shareholders of Syngas. The Company now owns 100% of the issued and outstanding stock of Syngas. The five prior shareholders of Syngas held approximately 87% of the outstanding common stock of the Company on completion of the transaction on June 30, 2005. Wilf Ouellette, the Chief Executive Officer of Syngas and a director of the Company, is a director and 50% owner of 975110 Alberta Ltd., which received 10,000,000 shares of the Company pursuant to acquisition of Syngas by the Company. The 10,000,000 shares in Syngas owned by 975110 Alberta Ltd. were exchanged for 10,000,000 shares in the Company on June 30, 2005. However, pursuant to the terms of the Agreement, all 10,000,000 shares of the Company issued to 975110 Alberta Ltd. are to remain in escrow until the Company has raised a minimum of $1,000,000 by way of equity private placements. On July 4, 2005, all of the parties to the Agreement, namely 975110 Alberta Ltd., Draycott Investments Ltd., Nilufar Jamani and the Company,

  signed an Addendum amending the Agreement to add a section stating that if, by January 1, 2006 the Company has not raised a minimum of $1,000,000 by way of equity private placements, the Company will have the option until June 30, 2006, of canceling the 10,000,000 shares issued to 975110 Alberta Ltd. and subject to escrow, in consideration for the transfer to 975110 Alberta Ltd. of 100% of the interest in the gasification technology.

  Included in related party administration fees is $173,000 relating to the agreement with the former President. Effective the date of the agreement, a total of 578,469 post-consolidated shares at $0.50 per share were issued to these individuals, and the Company is committed to issuing another 87,531 shares, represented by a liability to issue shares of $43,766. Also, 200,000 shares are to be issued upon the completion of the 25:1 share consolidation.

PROPOSAL NO. 2
NAME CHANGE

General

The Board of Directors will request that the shareholders approve a resolution to amend the Company’s Articles of Incorporation to change the name of the Company to Syngas International Corp.

On June 30, 2005, the Company acquired 100% of the outstanding capital stock of Syngas Energy Corp. Through Syngas, the Company’s principal business is now the development and commercialization of both its integrated gasification technology to produce synthetic gas, hydrogen or electricity, and newly acquired rights in technology used to produce hydrogen-based fuels. In order to better identify our Company with investors and potential customers, our Board of Directors has adopted a proposal to amend our Articles of Incorporation to change our name to Syngas International Corp.

Vote Required for Approval

Approval of this amendment to our Articles of Incorporation will require the affirmative vote of at least 51% of the shares of common stock outstanding as of the Record Date.

The Board unanimously recommends that shareholders consent to this proposal.

OTHER MATTERS

The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the person named in the enclosed proxy to vote the shares he or she represents as the Board of Directors may recommend.

It is important that your stock be represented at the Annual Meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope which has been enclosed at your earliest convenience.

Forward-Looking Statements

This proxy statement includes statements that are not historical facts. These statements are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and are based upon, among other things, the Company's current plans and expectations relating to anticipated growth and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements.

Shareholder Proposals

Any shareholder proposal intended to be considered for inclusion in this proxy statement for presentation in connection with the 2005 Annual Meeting must have been received by the Company by May 30, 2005. No such proposals were received.

In order to be included in the materials for the Company's next Annual Meeting of Shareholders, shareholder proposals must be received by the Company on or before May 30, 2006. The Company suggests that any such request be submitted by certified mail, return receipt requested. The Board of Directors will review any proposal which is received by May 30, 2006, and determine whether it is a proper proposal to present to the 2006 Annual Meeting of Shareholders.

OTHER INFORMATION AVAILABLE

A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004, as well as the Company’s quarterly reports for the periods ended March 31, 2005, June 30, 2005 and September 30, 2005, as filed with the SEC, are available to the public over the Internet at the SEC's website at http://www.sec.gov. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC’s Internet website, located at www.sec.gov, contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

By Order of the Board of Directors of

FAIRCHILD INTERNATIONAL CORPORATION

/s/ Robert Klein

Robert Klein,
President
Chief Executive Officer
Chief Financial Officer

Vancouver, British Columbia
CANADA

November 25, 2005

PROXY CARD

IMPORTANT:       TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING PLEASE DATE, SIGN AND PROMPTLY MAIL THIS PROXY TO:

FAIRCHILD INTERNATIONAL CORPORATION
c/o Bacchus Law Group
Penny Green, Attorney
1511 West 40th Avenue Vancouver British Columbia Canada V6M 1V7

If you attend the meeting, you may vote in person should you wish to do so even though you have already sent in your Proxy.

FAIRCHILD INTERNATIONAL CORPORATION
Proxy for Annual Meeting of Shareholders
Solicited by the Board of Directors

The undersigned hereby appoints ROBERT KLEIN, a director of the Company, or failing this person, MARGARET HUNT, a director of the Company, or in place of the foregoing _______________________ as proxyholder, with full power of substitution, to represent the undersigned and to vote all the shares of common stock of Fairchild International Corporation (the “Company”) the undersigned is entitled to vote at the annual meeting of shareholders to be held at Suite 603, 595 Hornby Street, Vancouver, British Columbia, Canada, V6C 1A4 on Thursday, December 29, 2005, at 2:00 p.m. Pacific Time and at any adjournment thereof: (1) as hereinafter specified upon the proposals listed below and as more particularly described in the Company’s Proxy Statement, receipt of which is hereby acknowledged; and (2) in their discretion, upon such other matters as may properly come before the meeting.

A vote FOR the following proposals is recommended by the Board of Directors:

Proposal No. 1: Election of Directors	For	Withhold

01 — Robert Klein	☐	☐

02 — Wilf Ouellette	☐	☐

03 — Margaret Hunt	☐	☐

		For	Against	Abstain

Proposal No. 2:	To consider and approve the change of name of the Company to Syngas International Corp.	☐	☐	☐

The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR proposals 1 and 2.

Please sign exactly as your name(s) appears hereon. Joint owners should each sign personally. If signing in a fiduciary or representative capacity, give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

Signature of Shareholder	Name of Shareholder

Number of Shares Owned & Voted